Exhibit 10.01

ALLIANCE ONE INTERNATIONAL, INC.
PENSION EQUITY PLAN

(Formerly the DIMON Incorporated Pension Equity Plan)

As Amended on May 24, 2006

Effective January 1, 1986

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

5

1.01.

Accounting Firm

5

1.02.

Administrator

5

1.03.

Affiliate

5

1.04.

Board

5

1.05.

Cash Balance Plan

5

1.06.

Capped Parachute Payments

5

1.07.

Cause

5

1.08.

Change in Control

6

1.09.

Code

6

1.10.

Committee

6

1.11.

Compensation

7

1.12.

Control Change Date

7

1.13.

Corporation

7

1.14.

Credited Compensation

7

1.15.

Credited Service

7

1.16.

Employee

7

1.17.

Executive

7

1.18.

Fiscal Year

8

1.19.

Good Reason

8

1.20.

Joint and Survivor Annuity

8

1.21.

Net After-Tax Amount

8

1.22.

Normal Retirement Allowance

8

1.23.

Normal Retirement Date

9

1.24.

Offset Amount

9

1.25.

Parachute Payment

9

1.26.

Participant

9

1.27.

Plan

9

1.28.

Pro Ration Percentage

9

1.29.

Retirement, Retire or Retires

10

1.30.

Spouse

10

1.31.

Years of Service

10

ARTICLE II  PARTICIPATION

11

2.01.

Beginning Participation

11

2.02.

Chance in Status

11

ARTICLE III  RETIREMENT ALLOWANCES

12

3.01.

Normal Retirement Allowance

12

3.02.

Description of Forms of Payment

13

3.03.

Pre-Retirement Death Benefit

14

ARTICLE IV  VESTING

15

4.01.

Normal Vesting

15

4.02.

Change in Control

15

ARTICLE V ADMINISTRATION OF THE PLAN

16

5.01.

Generally

16

5.02.

Indemnification

16

5.03.

Determining Benefits

16

5.04.

Cooperation

16

5.05.

Claims

16

5.06.

Review of Claims

17

5.07.

Delegation of Committee Responsibilities

18

ARTICLE VI  TERMINATION, AMENDMENT OR MODIFICATION OF PLAN

19

6.01.

Reservation of Rights

19

6.02.

Limitation on Actions

19

6.03.

Effect of Termination

19

ARTICLE VII MISCELLANEOUS

20

7.01.

Limitation on Benefits

20

7.02.

Unfunded Plan

21

7.03.

Other Benefits and Agreements

21

7.04.

Restrictions on Transfer of Benefits

22

7.05.

No Guarantee of Employment

22

7.06.

Successors

22

7.07.

Construction

22

7.08.

Governing Law

22

ALLIANCE ONE INTERNATIONAL, INC.
PENSION EQUITY PLAN

INTRODUCTION

Alliance One International, Inc. (the Corporation) maintains the Alliance One International, Inc. Pension Equity Plan (the Plan) to assist it in attracting and retaining those employees whose judgment, abilities and experience will contribute to its continued progress and success. The Plan is designed to provide retirement and related benefits that supplement the amounts payable under other deferred compensation plans and arrangements currently maintained by the Corporation.

The Plan was originally effective January 1, 1986.  The Corporation previously amended the Plan on or about August 25, 2004 and March 11, 2005.  The Plan is intended to provide an unfunded supplemental retirement benefit to a select group of management and highly compensated employees as such terms are used in sections 201, 301, and 501 of the Employee Retirement Income Security Act of 1974. The Plan must be interpreted and administered in a manner that is consistent with that intent.

ARTICLE I
DEFINITIONS

1.01.

Accounting Firm

Accounting Firm means the accounting or consulting firm designated by the Corporation.

1.02.

Administrator

Administrator means the Committee and any delegate of the Committee appointed in accordance with Section 5.07.

1.03.

Affiliate

Affiliate means any corporation which, when considered with the Corporation, would constitute a controlled group of corporations within the meaning of Code section 1563(a) determined without reference to Code sections 1563(a)(4) and 1563(e)(3)(C) and any entity, whether or not incorporated, which would be under common control with the Corporation within the meaning of Code section 414(c).

1.04.

Board

Board means the Board of Directors of the Corporation.

1.05.

Cash Balance Plan

Cash Balance Plan means the Alliance One International, Inc. Pension Plan (formerly known as the DIMON Incorporated Cash Balance Plan), and any successor thereto.

1.06.

Capped Parachute Payments

Capped Parachute Payments means the largest amount of Parachute Payments that may be paid to the Participant without liability under Code section 4999.

1.07.

Cause

(a)

If on the date of the Participant’s separation from service the Participant and the Corporation are parties to an employment agreement or change in control agreement that defines the term “Cause” (or a variation thereof), then Cause has the same meaning as set forth in that agreement.

(b)

If on the date of the Participant’s separation from service the Participant and the Corporation are not parties to an employment agreement or change in control agreement that defines the term “Cause” (or a variation thereof), then Cause means (i) the Participant’s commission of an act constituting fraud, theft, misappropriation of funds of the Corporation, embezzlement or material dishonesty; (ii) the Participant’s engaging in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out the Participant’s duties to the Corporation, resulting, in either case, in material harm to the Corporation’s financial condition or reputation; (iii) the Participant’s conviction, or plea of nolo contendre to, any felony or (iv) the Participant’s refusal or failure to substantially perform the Participant’s material duties, responsibilities and obligations to the Corporation. Any act or failure to act on the Participant’s part shall be considered “willful” if done or omitted to be done by the Participant not in good faith, and shall not include any act or failure to act resulting from the Participant’s incapacity.

1.08.

Change in Control

(a)

Change in Control means that (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing more than 30% of the aggregate voting power of all classes of the Corporation’s voting securities on a fully diluted basis, after giving effect to the conversion of all outstanding warrants, options and other securities of the Corporation convertible into or exercisable for voting securities of the Corporation (whether or not such securities are then exercisable); (ii) the shareholders of the Corporation approve (A) a plan of merger, consolidation or share exchange between the Corporation and an entity other than a direct or indirect wholly-owned subsidiary of the Corporation or (B) a proposal with respect to the sale, lease, exchange or other disposal of all, or substantially all, of the Corporation’s property; or (iii) during any period of two consecutive years (which period may be deemed to begin prior to the date of this agreement), individuals who at the beginning of such period constituted the Board, together with any new members of the Board whose election by the Board or whose nomination for election by the shareholders of the Corporation was approved by a majority of the members of the Board then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

(b)

Section 1.08(a) to the contrary notwithstanding, a Change in Control shall not occur by reason of the consummation of the transactions described in the Agreement and Plan of Reorganization between the Corporation and Standard Commercial Corporation.

1.09.

Code

Code means the Internal Revenue Code of 1986, as amended, or any successor thereto, as in effect at the relevant time.

1.10.

Committee

Committee means a committee of the Board appointed to administer the Plan.

1.11.

Compensation

Compensation means the taxable earnings for services rendered as an Employee and paid in cash by the Corporation to the Participant, excluding commissions, extra pay for temporary foreign service, amounts paid as special incentive bonuses in connection with the transaction described in Section 1.08(b) and severance or similar benefits paid by the Corporation on account of termination of employment, plus amounts deferred under Code sections 401(k) and 125 pursuant to the Participant’s salary reduction agreement.

1.12.

Control Change Date

Control Change Date means the date on which all of the events necessary for a Change in Control have occurred.

1.13.

Corporation

Corporation means Alliance One International, Inc. (formerly DIMON Incorporated) and any successor corporation.

1.14.

Credited Compensation

Credited Compensation means 1.1% multiplied by years of Credited Service multiplied by the average of the Compensation paid to the Participant with respect to periods of employment with the Corporation or an Affiliate during the five consecutive years during the last ten Fiscal Years that the Participant was employed by the Corporation or an Affiliate that yields the highest number.

1.15.

Credited Service

Credited Service means a Participant’s total period of service as an Employee who is compensated on a salaried basis plus the additional years of Credited Service, if any, that the Participant would earn on account of continued employment as a salaried employee of the Corporation until the date the Participant attains age 65. All periods of such service (whether or not consecutive or continuous) shall be aggregated and twelve months of such service shall constitute a year of Credited Service.

1.16.

Employee

Employee means a person who is an employee of the Corporation or an Affiliate.

1.17.

Executive

Executive means an Employee who is designated by the senior management of the Company.

1.18.

Fiscal Year

Fiscal Year means the Corporation’s taxable year for Federal income tax purposes.

1.19.

Good Reason

(a)

If on the date of the Participant’s separation from service the Participant and the Corporation are parties to an employment agreement or change in control agreement that defines the term “Good Reason” (or a variation thereof), then Good Reason has the same meaning as set forth in that agreement.

(b)

If on the date of the Participant’s separation from service the Participant and the Corporation are not parties to an employment agreement or change in control agreement that defines the term “Good Reason” (or a variation thereof), then Good Reason means (i) the assignment to the Participant of any duties that are inconsistent with the Participant’s position with the Corporation as of the completion of the transaction described in Section 1.08(b); (ii) a decrease in the Participant’s annual base salary, target bonus or aggregate benefit levels from those in effect as of the completion of the transaction described in Section 1.08(b) or (iii) any failure to secure the agreement of any successor corporation or other entity to the Corporation to fully assume the Plan as provided in Section 7.06.

1.20.

Joint and Survivor Annuity

Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the Spouse payable during the joint lives of the Participant and Spouse and which is the actuarial equivalent (using the actuarial assumptions and methods applicable to the Cash Balance Plan) of an annuity for the life of the Participant.

1.21.

Net After-Tax Amount

Net After-Tax Amount means the amount of any Parachute Payments or Capped Parachute Payments, as applicable, net of taxes imposed under Code sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant as in effect on the date of the first payment under this Plan after a Control Change Date. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Parachute Payments, as applicable, in effect for the year in which the determination is made.

1.22.

Normal Retirement Allowance

Normal Retirement Allowance means the benefit described in Section 3.01.

1.23.

Normal Retirement Date

Normal Retirement Date means the first day of the month coincident with or next following a Participant’s retirement from the Corporation or an Affiliate after meeting the requirements of Section 4.01 or, in the case of a Participant who satisfies the vesting requirements of Section 4.02, the date the Participant would have met the requirements of Section 4.01 if the Participant had remained an Employee of the Corporation.

1.24.

Offset Amount

Offset Amount means the sum of the monthly benefits, if any, payable to or on behalf of a Participant under the Cash Balance Plan or any supplemental executive retirement plan maintained by the Corporation or an Affiliate (other than the DIMON Incorporated Supplemental Executive Retirement Plan) and any other benefit plan maintained by the Corporation or an Affiliate (other than a tax-qualified 401(k) plan).  For purposes of Section 3.01(a), the Offset Amount shall be the monthly amount that would be paid under a single life annuity commencing as of the Participant’s Normal Retirement Date.  The Offset Amount shall be determined using the actuarial assumptions and methods applicable to the Cash Balance Plan as of the date the Participant Retires.

1.25.

Parachute Payment

Parachute Payment means a payment that is described in Code section 280G(b)(2) (without regard to whether the aggregate present value of such payments exceeds the limit prescribed by Code section 280G(b)(2)(A)(ii)). The amount of any Parachute Payment shall be determined in accordance with Code section 280G and the regulations promulgated thereunder, or, in the absence of final regulations, the proposed regulations promulgated under Code section 280G.

1.26.

Participant

Participant means an Executive who satisfies the requirements of Article II.

1.27.

Plan

Plan means the Alliance One International, Inc. Pension Equity Plan, formerly known as the DIMON Incorporated Pension Equity Plan.

1.28.

Pro Ration Percentage

Pro Ration Percentage means the percentage determined by adding the “service fraction” and the “age fraction” and dividing the sum by two.

(a)

In the case of a Participant who had the title Senior Vice President or above on July 1, 1995, the “service fraction” is a fraction in which the numerator is the Years of Service (in whole and fractional years, but not to exceed thirty) credited to the

Participant on the date of termination of employment with the Corporation and its Affiliates and the denominator of which is thirty. In the case of a Participant who had the title of Senior Vice President or above on July 1, 1995, the “age fraction” is a fraction in which the numerator is the Participant’s age (in whole and fractional years, but not to exceed fifty-five) on the date of termination of employment with the Corporation and its Affiliates and the denominator of which is fifty-five.

(b)

In the case of a Participant who is not described in clause (a) above, the “service fraction” is a fraction in which the numerator is the Years of Service (in whole and fractional years, but not to exceed twenty-five) credited to the Participant on the date of termination of employment with the Corporation and its Affiliates and the denominator of which is twenty-five. In the case of a Participant who is not described in clause (a) above, the “age fraction” is a fraction in which the numerator is the Participant’s age (in whole and fractional years, but not to exceed sixty) on the date of termination of employment with the Corporation and its Affiliates and the denominator of which is sixty.

By way of illustration, a Participant who was not a Senior Vice President or above on July 1, 1995, and who terminates employment at age fifty and after completing eighteen Years of Service and after satisfying the vesting requirements of Section 4.02 will have a “service fraction” of 18/25 and an “age fraction” of 50/60 or 5/6. In that example, the Pro Ration Percentage is 77.7% (18/25 plus 5/6) divided by 2 = (.72 plus .833) divided by 2.

1.29.

Retirement, Retire or Retires

Retirement, Retire or Retires means the termination of a Participant’s employment with the Company or an Affiliate for any reason other than the Participant’s death.

1.30.

Spouse

Spouse means the person to whom the Participant is legally married on the date the Participant Retires or dies.

1.31.

Years of Service

Year of Service has the same definition as set forth in the Cash Balance Plan.

ARTICLE II
PARTICIPATION

2.01.

Beginning Participation

An Executive shall become a Participant in the Plan as of the date that his participation is approved in writing by a resolution adopted by the Administrator. An Employee who is not an Executive shall become a Participant in the Plan as of the date that his participation is approved in writing by a resolution adopted by the Administrator.

2.02.

Change in Status

A Participant shall cease to be a Participant in the Plan as of the date that his designation as a Participant is revoked or rescinded in writing by a resolution adopted by the Administrator, on the date that he ceases to be an Employee unless, as of that date, he is entitled to receive a benefit under the Plan in accordance with Article IV or on the date prescribed by Section 4.02.

ARTICLE III
RETIREMENT ALLOWANCES

3.01.

Normal Retirement Allowance

(a)

Subject to the requirements and limitations of Article IV and Section 7.01, a Participant who Retires shall be entitled to receive his Normal Retirement Allowance under the Plan. If a Participant Retires on or after satisfying the vesting requirements of Section 4.01, the Normal Retirement Allowance is a monthly benefit which shall be equal to the difference between (i) and (ii) below where

(i)  = The Participant’s Credited Compensation (determined as of his Normal Retirement Date) divided by twelve (12), and

(ii)  = Offset Amount.

If a Participant Retires on or after satisfying the vesting requirements of Section 4.02 but before satisfying the vesting requirements of Section 4.01, the Normal Retirement Allowance is a monthly benefit which shall be equal to the difference between (iii) and (iv) below where

(iii)  = The product of the Pro Ration Percentage times the Participant’s Credited Compensation (determined as of his termination of employment with the Corporation and its Affiliates) divided by twelve (12), and

(iv)  = Offset Amount.

The Normal Retirement Allowance shall be payable in accordance with the payroll practices of the Corporation and its Affiliates, commencing as of the Participant’s Normal Retirement Date and ending with the payment for the month in which the Participant dies. Payments of the Normal Retirement Allowance shall be reduced in accordance with income and employment tax withholding requirements.

(b)

The automatic form of benefit payable to the married Participant will be a qualified joint and survivor annuity that is actuarially equivalent (using the actuarial assumptions and methods in effect under the Cash Balance Plan) to the Normal Retirement Allowance.  A qualified joint and survivor annuity is the 50 percent joint and survivor annuity described in Plan section 3.02 with the Participant’s Spouse as the contingent annuitant. The Participant may elect any optional form described in Plan section 3.02 but only if he has his Spouse’s written consent obtained under the procedures described in this Plan section. However, the Participant may elect to receive the 75 percent or 100 percent joint and survivor annuity with his Spouse as his contingent annuitant, and he will not be required to have his Spouse’s consent to make the election.

(c)

Subject to the restrictions described in section 3.01(b), a Participant who is entitled to elect an optional form of payment may elect, or revoke a previous election and make a new election, within the 90-day period ending on his benefit commencement date, to receive his benefits in one of the forms described in Plan section 3.02. Each election must be in writing on a form prescribed by the Administrator. The Participant may not elect any option with a non-Spouse beneficiary.

3.02.

Description of Forms of Payment

The value of each of the following annuity forms of payment will be the actuarial equivalent of the Participant’s Normal Retirement Allowance, and each form of annuity payment will be the actuarial equivalent of the benefit that would be payable to the Participant as a single life annuity. Actuarial equivalence shall be determined using the actuarial assumptions and methods in effect under the Cash Balance Plan.

(a)

Single Life Annuity.  The single life annuity is a monthly benefit that begins on the Participant’s Normal Retirement Date and is payable throughout the Participant’s lifetime, ending with the last payment due on the first day of the month in which the Participant’s death occurs.

(b)

Joint and Survivor Annuity.  The joint and survivor annuity is a monthly benefit beginning on the Participant’s Normal Retirement Date and payable throughout the Participant’s lifetime, with either 50 percent, 75 percent or 100 percent of that monthly amount continuing for life to the Participant’s contingent annuitant, beginning on the first day of the month following the Participant’s date of death.

(c)

Five Years Certain and Life Annuity.  The five years certain and life annuity is a monthly benefit beginning on the Participant’s Normal Retirement Date and payable throughout the Participant’s lifetime, ending with the last payment due on the first day of the month in which the Participant’s death occurs; provided that if the Participant dies within the five-year period following the Participant’s Normal Retirement Date, payments will continue to the Participant’s beneficiary for the remainder of the five-year period. If the beneficiary dies within the five-year period and there is no surviving contingent beneficiary, then the actuarial equivalent of any remaining monthly payments will be paid in a lump sum to the beneficiary’s estate.

(d)

Ten Years Certain and Life Annuity.  The ten years certain and life annuity is a monthly benefit beginning on the Participant’s Normal Retirement Date and payable throughout the Participant’s lifetime, ending with the last payment due on the first day of the month in which the Participant’s death occurs; provided that if the Participant dies within the 10-year period following the Participant’s Normal Retirement Date, payments will continue to the Participant’s beneficiary for the remainder of the 10¬year period. If the beneficiary dies within the 10-year period and there is no surviving contingent beneficiary, then the actuarial equivalent of any remaining monthly payments will be paid in a lump sum to the beneficiary’s estate.

The preceding sentences to the contrary notwithstanding, no benefit shall be payable under Section 3.01 unless the Participant Retires and becomes eligible to receive his Normal Retirement Allowance under Section 4.01 or Section 4.02.

3.03.

Pre-Retirement Death Benefit

A monthly allowance shall be paid to the Participant’s Surviving Spouse, if any, commencing with the later of the month in which the Participant would have attained age sixty (60) and the month following the month in which the Participant dies and ending with the payment for the month in which the Surviving Spouse dies.  Such benefit shall be equal to:

(i)  If the Participant dies after attaining age fifty (50) but before attaining age sixty (60), the amount that would be payable to the Surviving Spouse as a survivor annuity had the Participant Retired on his date of death, started receiving payment of his Normal Retirement Allowance in the month in which he attained age (60) in the form of an immediate fifty percent (50%) Joint and Survivor Annuity with the Surviving Spouse as the contingent annuitant, and died on the last day of such month; or

(ii)  If the Participant dies on or after attaining age sixty (60), the amount that would be payable to the Surviving Spouse as a survivor annuity had the Participant Retired on the day before his date of death and started receiving payment of his Normal Retirement Allowance in the form of an immediate fifty percent (50%) Joint and Survivor Annuity with the Surviving Spouse as the contingent annuitant.

The preceding sentences to the contrary notwithstanding, no benefit shall be payable under this section 3.03 unless Participant dies after attaining age fifty (50) but before benefit payments have commenced pursuant to section 3.01.

ARTICLE IV
VESTING

4.01.

Normal Vesting

No benefit will be payable to a Participant or Surviving Spouse under the Plan unless the Participant, while an employee of the Corporation or an Affiliate, attains age sixty (60) and the sum of the Participant’s age and the number of Years of Service credited to the Participant equal eighty five (85) except in the case of a Participant with the title of Senior Vice President or above prior to July 1, 1995, in which case vesting shall occur when the participant attains age 55 and the sum of the Participant’s age and number of Years of Service credited to the participant equal 85.

4.02.

Change in Control

(a)

Notwithstanding Section 4.01, any Participant who is a Participant on a Control Change Date shall be entitled to benefit payments in accordance with Article III.

(b)

Notwithstanding Section 4.01, any Participant who is a Participant on the date of the completion of the transaction described in Section 1.08(b) shall be entitled to benefit payments in accordance with Article III if, within twenty-four months after the completion of the transaction described in Section 1.08(b), the Participant is terminated without Cause or the Participant resigns with Good Reason.

ARTICLE V
ADMINISTRATION OF THE PLAN

5.01.

Generally

The Plan shall be administered by the Administrator. Subject to the provisions of the Plan, the Administrator may adopt such rules and regulations as may be necessary to carry out the purposes of the Plan. The Administrator’s discretion to perform or consent to any act or to interpret the Plan is exclusive and shall be final and conclusive if all similarly situated Participants are treated in a consistent manner.

5.02.

Indemnification

The Corporation shall indemnify and save harmless the Administrator against any and all expenses and liabilities arising out of the administration of the Plan, excepting only expenses and liabilities arising out of his own willful misconduct. Expenses against which the Administrator shall be indemnified hereunder shall include without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement of a claim. The foregoing right of indemnification shall be in addition to any other rights to which the Administrator may be entitled.

5.03.

Determining Benefits

In addition to the powers hereinabove specified, the Administrator shall have the power to compute and certify the amount and kind of benefits from time to time payable to or on behalf of Participants under the Plan, to authorize all disbursements for such purposes, and to determine whether a Participant or Surviving Spouse is entitled to a benefit under the Plan.

5.04.

Cooperation

To enable the Administrator to perform its functions, the Corporation and its Affiliates shall supply full and timely information to the Administrator on all matters relating to the compensation of all Participants, their retirement, death or other reason for termination of employment, and such other pertinent facts as the Administrator may require.

5.05.

Claims

It is not necessary to file a claim in order to receive Plan benefits.

On receipt of a claim for Plan benefits, the Administrator must respond in writing within ninety days. If necessary, the Administrator’s first notice must indicate any special circumstances requiring an extension of time for the Administrator’s decision. The extension notice must indicate the date by which the Administrator expects to render a decision; an extension of time for processing may not exceed ninety days after the end of the initial period.

If a claim is wholly or partially denied, the Administrator must give written notice within the time provided in the preceding paragraph. An adverse notice must specify each reason for denial. There must be specific reference to provisions of the Plan or related documents on which the denial is based. If additional material or information is necessary for the claimant to perfect the claim, it must be described and there must be an explanation of why that material or information is necessary. Adverse notice must disclose appropriate information about the steps that the claimant must take if he wishes to submit the claim for review. If notice that a claim has been denied is not furnished within the time required in the preceding paragraph, the claim is deemed denied.

The full value of a payment made according to the provisions of the Plan satisfies that much of the claim and all related claims under the Plan against the Administrator and the Corporation and its Affiliates, each of whom, as a condition to a payment from it or directed by it, may require the Participant, Surviving Spouse, or legal representative to execute a receipt and release of the claim in a form determined by the person requesting the receipt and release.

5.06.

Review of Claims

The Committee must review a claimant’s proper written request for review of a denied claim. The Committee must receive the written request before sixty-one days after the claimant’s receipt of notice that a claim has been denied according to the preceding Plan Section. The claimant and an authorized representative are entitled to be present and heard if any hearing is used as part of the review.

The Committee must determine whether there will be a hearing. Before any hearing, the claimant or a duly authorized representative may review all Plan documents and other papers that affect the claim and may submit issues and comments in writing. The Committee must schedule any hearing to give sufficient time for this review and submission, giving notice of the schedule and deadlines for submissions.

The Committee must advise the claimant in writing of the final determination after review. The decision on review must be written in a manner calculated to be understood by the claimant, and it must include specific reasons for the decision and specific references to the pertinent provisions of the Plan or related documents on which the decisions is based. Except as otherwise provided in this Section, the written advice must be rendered within sixty days after the request for review is received, unless special circumstances require an extension of time for processing. If an extension is necessary, the decision must be rendered as soon as possible but no later than 120 days after receipt of the request for review. If the Committee has regularly scheduled meetings at least quarterly, the following rules govern the time for the decision after review. If the claimant’s written request for review is received more than thirty days before a Committee meeting, the decision of the Committee must be rendered at the next meeting after the request for review is received. If the claimant’s written request for review is received thirty days or less before a Committee meeting, the decision of the Committee must be rendered at the Committee’s second meeting after the request for review has been received. If special circumstances (such as the need to hold a hearing) require an extension of time for processing, the decision of the Committee must be rendered not later than the Committee’s third meeting after the request for review has been received. If an extension of time for review is required, written notice of the extension must be furnished to the claimant before the extension begins. If notice that a claim has been denied on review is not received by the claimant within the time required in this paragraph, the claim is deemed denied on review.

5.07.

Delegation of Committee Responsibilities

The Committee, in its discretion, may delegate to one or more officers of the Corporation or an Affiliate all or part of the Committee’s authority and duties under the Plan; provided, however, that the Committee may not delegate its authority or duties under Article II, Article VI or Section 5.06. The Committee may revoke or amend the terms of a delegation in accordance with the preceding sentence but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the prior delegation.

ARTICLE VI
TERMINATION, AMENDMENT OR MODIFICATION OF PLAN

6.01.

Reservation of Rights

Except as otherwise specifically provided, the Corporation reserves the right to terminate, amend or modify this Plan wholly or partially at any time and from time to time. Such right to terminate, amend or modify the Plan shall be exercised by the Committee or its delegate. Notwithstanding the preceding, with respect to an affected Participant, the Plan may not be amended, modified or terminated after a Change in Control unless the affected Participant agrees to such amendment, modification or termination in writing.

6.02.

Limitation on Actions

The rights of the Corporation set forth in the preceding Section are subject to the condition that except as provided in Section 4.02, the Committee or its delegate shall take no action to terminate the Plan or decrease the benefit that would become payable or is payable, as the case may be, with respect to a Participant or his Surviving Spouse after a Control Change Date or after the Participant has satisfied the requirements of Section 4.01.

6.03.

Effect of Termination

Except as otherwise provided in this Article VI, upon the termination of this Plan by the Committee, the Plan shall be of no further force or effect, and neither the Corporation or its Affiliates or the Administrator nor the Participant or his Surviving Spouse shall have any further obligation or right under this Plan. Likewise, except as otherwise provided in this Article VI, the rights of any individual who was a Participant and who ceases to be a Participant shall be forfeited on the date that the individual ceases to be a Participant.

ARTICLE VII
MISCELLANEOUS

7.01.

Limitation on Benefits

(a)

If any benefits payable under this Plan and any other payments that the Participant is entitled to receive under other plans and agreements constitute Parachute Payments that are subject to the “golden parachute” rules of Code section 280G and the excise tax of Code section 4999, the Parachute Payments shall be reduced if, and only to the extent that, a reduction will allow the Participant to receive a greater Net After Tax Amount than he would receive absent a reduction. The remaining provisions of this Section describe how that intent will be effectuated.

(b)

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to the Participant. The Accounting Firm will also determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

(c)

The Accounting Firm will next determine the amount of the Participant’s Capped Parachute Payments. Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Participant’s Capped Parachute Payments.

(d)

The Participant will receive the total Parachute Payments unless the Accounting Firm determines that the Capped Parachute Payments will yield the Participant a higher Net After Tax Amount, in which case the Participant will receive the Capped Parachute Payments. If the Participant will receive the Capped Parachute Payments, the Participant’s total Parachute Payments will be adjusted by first reducing the amount payable under other plans and agreements (with the reductions first coming from cash benefits and then from noncash benefits). The Accounting Firm will notify the Participant and the Corporation if it determines that the Parachute Payments must be reduced to the Capped Parachute Payments and will send the Participant and the Corporation a copy of its detailed calculations supporting that determination.

(e)

As a result of any uncertainty in the application of Code sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Section, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 7.01 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 7.01 (“Underpayments”). If the Accounting Firm determines, based on either controlling precedent, substantial authority or the assertion of a deficiency by the Internal Revenue Service against the Participant or the Corporation, which assertion the Accounting Firm believes has a high probability of success, that an Overpayment has been made, that Overpayment will be treated for all purposes as a loan ab initio that the Participant must repay to the Corporation together with interest at the applicable federal rate under Code section 7872(f)(2); provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Corporation unless, and only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code section 4999 or generate a refund of tax imposed under Code section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Corporation of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Corporation.

(f)

All determinations made by the Accounting Firm under this Section 7.01 are binding on the Participant and the Corporation and must be made within sixty days after the Participant’s termination of employment with the Corporation and its Affiliates unless reasonable cause requires an extension of time. The Accounting Firm must provide the Participant and the Corporation written notice of any required extension before the end of the sixty-day period; but the Accounting Firm must make its determinations under this Section 7.01 as soon as possible and not later than nine months after the Participant’s termination of employment with the Corporation and its Affiliates.

7.02.

Unfunded Plan

The Corporation and its Affiliates have only a contractual obligation to make payments of the benefits described in the Plan. All benefits are to be satisfied solely out of the general corporate assets of the Corporation and its Affiliates which shall remain subject to the claims of its creditors. No assets of the Corporation or its Affiliates will be segregated or committed to the satisfaction of its obligations to any Participant or Surviving Spouse under this Plan. If the Corporation or an Affiliate, in its sole discretion, elects to purchase life insurance on the life of a Participant in connection with the Plan, the Participant must submit to a physical examination, if required by the insurer, and otherwise cooperate in the issuance of such policy or his rights under the Plan will be forfeited. The Corporation may establish a trust, the assets of which shall remain subject to the claims of creditors of the Corporation and Affiliates, in anticipation of the Corporation’s obligations under the Plan. If not previously established, such trust shall be established as of a Control Change Date and the Corporation (or its successor) shall contribute assets to such trust at least equal to the present value of Participants’ benefits (whether or not vested and determined using the actuarial assumptions and methods applicable to the Cash Balance Plan) and maintain such funded status until all obligations owed by the Plan to Participants and their Surviving Spouses have been paid in full.

7.03.

Other Benefits and Agreements

The benefits, if any, provided for a Participant or a Surviving Spouse under the Plan are in addition to any other benefits available to such persons under any other plan or program of the Corporation for its employees, and, except as may otherwise be expressly provided for, the Plan shall supplement and shall not supersede, modify or amend any other plan or program of the Corporation or an Affiliate in which a Participant is participating.

7.04.

Restrictions on Transfer of Benefits

No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant or his Surviving Spouse should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right to a benefit hereunder, then such right or benefit, in the discretion of the Administrator, shall cease and terminate, and, in such event, the Administrator may hold or apply all or part of the benefit of such Participant or Surviving Spouse in such manner and in such portion as the Administrator may deem proper.

7.05.

No Guarantee of Employment

The Plan does not in any way limit the right of the Corporation or an Affiliate at any time and for any reason to terminate the Participant’s employment or such Participant’s status as an officer of the Corporation or an Affiliate. In no event shall the Plan by its terms or implications constitute an employment contract of any nature whatsoever between the Corporation or an Affiliate and a Participant.

7.06.

Successors

The Plan shall be binding upon the Corporation and its successors and assigns; subject to the powers set forth in Article VI, and upon a Participant and his Surviving Spouse and either of their assigns, heirs, executors and administrators.

7.07.

Construction

Headings are given for ease of reference and must be disregarded in interpreting the Plan. Masculine pronouns wherever used shall include feminine pronouns and the use of the singular shall include the plural.

7.08.

Governing Law

This Plan shall be governed by the laws of the Commonwealth of Virginia (other than its choice-of-laws provisions) except to the extent that the laws of the Commonwealth of Virginia are preempted by the laws of the United States.

As evidence of its adoption of the Plan, Alliance One International, Inc. has caused this instrument to be signed by its duly authorized officer this _24____ day of ___May___________, 2006.

ALLIANCE ONE INTERNATIONAL, INC.

By

/s/ Michael K. McDaniel

Title

SVP Human Resources

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